================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 10, 2005
                             -----------------------


                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
                             -----------------------

         Delaware                    000-11071                   84-0685613
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)          Identification Number)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written  communications  pursuant to Rule 425 under the  Securities
    Act (17 CFR 230.425)

[_] Soliciting  material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[_] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.23e-4(c))


================================================================================

Item 1.01.  Entry into a Material Definitive Agreement

     On November 4, 2005, Wells Fargo Foothill, Inc. further amended the Amended and Restated Loan and Security Agreement with Image Entertainment, Inc. to provide for a higher maximum revolving credit limit during the period October 31 through April 15. During this period each year, the maximum borrowing limit under our revolving credit line will be increased from $21 million to $25 million (actual borrowing availability remains substantially based upon eligible trade receivable levels).

Item 2.02. Results of Operations and Financial Conditions

     On November 10, 2005, Image Entertainment, Inc. issued a press release announcing its financial results for its second quarter and six months ended September 30, 2005. Following the press release, the Company held a telephonic conference call with simultaneous Web cast beginning at 4:30 PM Eastern time to discuss its financial results for its second quarter and six months ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

     A recording of the call will be available until November 17, 2005. To access the recording, dial (888) 203-1112 and enter the confirmation code of 7313548. International participants please dial (719) 457-0820 and use the same confirmation code. A Web cast of the call is also available at www.image-entertainment.com and through Thomson StreetEvents at www.earnings.com.

     Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01. Financial Statements and Exhibits.

      (a)  Exhibits.

           99.1    Press Release dated November 10, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               IMAGE ENTERTAINMENT, INC.


Dated:     November 10, 2005              By:  /s/ JEFF M. FRAMER
                                               ---------------------------------
                                               Name    Jeff M. Framer
                                               Title:  Chief Financial Officer